Exhibit 10.1

SECOND AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 28, 2005 (this “Amendment”), among LBI MEDIA, INC., THE GUARANTORS PARTY HERETO, THE LENDERS PARTY HERETO and CREDIT SUISSE FIRST BOSTON, as Administrative Agent and Lead Arranger.

WHEREAS, the Credit Parties, the Lenders (including the Issuing Lender), and the Administrative Agent wish to amend the Credit Agreement to revise certain provisions and covenants;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:

1. REFERENCE TO CREDIT AGREEMENT.

Reference is made to the Amended and Restated Credit Agreement dated as of June 11, 2004, among the Borrower, the Guarantors, the Lenders and the Administrative Agent as amended by the First Amendment to Amended and Restated Credit Agreement dated as of December 15, 2004 (as so amended and as further amended or restated from time to time, the “Credit Agreement”). Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. AMENDMENTS. The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

(a) The definition of “LBI Media Intercompany Note” is hereby deleted in its entirety and replaced by the following:

“LBI Media Intercompany Note” means, to the extent that the Borrower has elected on the Qualifying IPO Closing Date to complete the redemption described in clause (g) of the definition of Qualifying IPO Funding Transactions and to mail an irrevocable notice of redemption with respect thereto on the Qualifying IPO Closing Date or within one Business Day thereafter, that certain Promissory Note that may be issued on the Qualifying IPO Closing Date by the Borrower to the order of Media Holdings in an aggregate principal amount equal to the amount necessary to complete the redemption described in clause (g) of the definition of Qualifying IPO Funding Transactions, substantially in the form delivered to the Administrative Agent, as such promissory note may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.13.

2.2. The definition of “Qualifying IPO” is hereby amended by deleting the reference to “$100 million” and replacing it with “$90 million.”

2.3. The definition of “Qualifying IPO Closing Date” is hereby amended as follows:

(a) Clause (b)(v) is hereby deleted in its entirety and replaced by the following

(v) at the Borrower’s election, the Borrower shall have mailed or cause to be mailed, within one Business Day after such date, an irrevocable notice of redemption pursuant to the Senior Subordinated Notes Indenture in order to consummate the optional redemption described in clause (e) of the definition of Qualifying IPO Funding Transactions pursuant to the terms of the Senior Subordinated Notes Indenture no later than 60 days after the Qualifying IPO Funding Date,

(b) Clause (b)(vi) is hereby deleted in its entirety and replaced by the following

(vi) at the Borrower’s election, Media Holdings shall have mailed or cause to be mailed, within one Business Day after such date, an irrevocable notice of redemption pursuant to the Media Holdings Discount Notes Indenture in order to consummate the optional redemption described in clause (g) of the definition of Qualifying IPO Funding Transactions pursuant to the terms of the Media Holdings Discount Notes Indenture no later than 60 days after the Qualifying IPO Funding Date

2.4. The definition of “Qualifying IPO Funding Transactions” is hereby amended as follows:

(a) Clause (c) is hereby deleted in its entirety and replaced by the following

(c) on the Qualifying IPO Closing Date or within one Business Day thereafter, Media Holdings shall (i) to the extent that the Borrower has elected on the Qualifying IPO Closing Date to complete the redemption described in clause (g) below and to mail an irrevocable notice of redemption with respect thereto on the Qualifying IPO Closing Date or within one Business Day thereafter, loan pursuant to the LBI Media Intercompany Note not less than the amount that Media Holdings will require to redeem the Media Holdings Discount Notes and pay the premiums and other amount as described in clause (g) below and (ii) contribute the remaining amount of the contribution Media Holdings received from Holdings as described in clause (b) above (other than amount required for the payment of certain Transaction Costs) to the Borrower;

(b) Clause (e) is hereby deleted in its entirety and replaced by the following

(e) no later than 90 days after the Qualifying IPO Closing Date, to the extent the Borrower elects by the mailing of an irrevocable notice of redemption on or within one Business Day after the Qualifying IPO Closing Date, the Borrower may redeem

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up to and including 35% in aggregate principal amount of the outstanding Senior Subordinated Notes at a redemption price of 110.125% and pay all accrued and unpaid interest and liquidated damages, if any, thereon;

(c) Clause (g) is hereby deleted in its entirety and replaced by the following

(g) no later than 90 days after the Qualifying IPO Closing Date, to the extent the Borrower elects by the mailing of an irrevocable notice of redemption on or within one Business Day after the Qualifying IPO Closing Date, Media Holdings may redeem up to and including 40% of the Media Holdings Discount Notes at a redemption price of 111.000% of the Accreted Value thereof (as defined in the Media Holdings Discount Notes Indenture) at the redemption date and pay all accrued and unpaid interest and liquidated damages, if any, thereon.

(d) The following is hereby added at the end of such definition:

To the extent that the irrevocable notice of redemption referred to in clause (v) of the definition of Qualifying IPO Closing Date is not mailed within one Business Day after the Qualifying IPO Closing Date, the redemption of the Senior Subordinated Notes described in clause (e) above shall not be deemed to be a Qualifying IPO Funding Transaction. To the extent that the irrevocable notice of redemption referred to in clause (vi) of the definition of Qualifying IPO Closing Date is not mailed within one Business Day after the Qualifying IPO Closing Date, the redemption of the Media Holdings Discount Notes described in clause (g) above shall not be deemed to be a Qualifying IPO Funding Transaction.

2.5. Section 7.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, with respect to any period during which Holdings is not an S Corporation or a substantially similar pass-through entity for federal income tax purposes, any Credit Party will be permitted to make payments to any other Credit Party or any Holding Company to permit such other Credit Party or such Holding Company to pay any federal, state or local tax liability of any Credit Party or any federal, state or local tax liability of any Holding Company attributable to the Credit Parties (including tax liabilities determined under Section 1552 of the Code and the consolidated return regulations promulgated under the Code); provided that any refunds which are received by any Holding Company which are attributable to any Credit Party shall be returned promptly by such Holding Company to the Credit Parties.

3. NO DEFAULT; REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby confirm that:

3.1. the representations and warranties of the Credit Parties contained in Article 4 of the Credit Agreement (as amended by this Agreement) are true on and as of the date

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hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date);

3.2. after giving effect to this Amendment, the Credit Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; and

3.3. after giving effect to this Amendment, no Event of Default, nor any event which with the giving of notice or expiration of any applicable grace period or both would constitute such an Event of Default, shall have occurred and be continuing.

4. CONDITIONS TO THIS AMENDMENT.

The effectiveness of this Amendment is conditioned on the satisfaction of each of the following conditions:

4.1. Execution of Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor, the Administrative Agent and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Amendment.

4.2. Corporate Matters. Appropriate corporate resolutions, if necessary, and such other certificates, instruments and documents as the Administrative Agent may reasonably request for the purpose of implementing or effectuating the provisions of the Credit Agreement, as hereby amended, or this Amendment.

4.3. Other Documents. Such other documents and instruments as the Administrative Agent may reasonably require in order to put this Amendment into full force and effect.

5. MISCELLANEOUS.

5.1. Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such terms or sections shall be deemed to refer to those terms or sections as amended by this Amendment.

5.2. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

5.3. This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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5.4. The Credit Parties agree to pay all reasonable expenses, including reasonable legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

LBI MEDIA, INC., a California corporation

By:	/s/ Steven Cramer
	Name:	Steven Cramer
	Title:	Chief Financial Officer

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

GUARANTORS

LIBERMAN TELEVISION OF HOUSTON, INC., a California corporation

KZJL LICENSE CORP., a California corporation

LIBERMAN TELEVISION, INC., a California corporation

KRCA TELEVISION, INC., a California corporation

KRCA LICENSE CORP., a California corporation

LIBERMAN BROADCASTING, INC., a California corporation

LBI RADIO LICENSE CORP., a California corporation

LIBERMAN BROADCASTING OF HOUSTON, INC., a California corporation

LIBERMAN BROADCASTING OF

HOUSTON LICENSE CORP., a California corporation

LIBERMAN BROADCASTING OF DALLAS, INC., a California corporation

LIBERMAN BROADCASTING OF DALLAS LICENSE CORP., a California corporation

LIBERMAN TELEVISION OF DALLAS, INC.,
a California corporation

LIBERMAN TELEVISION OF DALLAS LICENSE CORP., a California corporation

EMPIRE BURBANK STUDIOS, INC.,

a California Corporation

By:	/s/ Steven Cramer
	Name:	Steven Cramer
	Title:	Chief Financial Officer

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

ADMINISTRATIVE AGENT

CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH, as Administrative Agent, Lead Arranger and Lender

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Director

By:	/s/ Karl M. Struder
	Name:	Karl M. Struder
	Title:	Director

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

CIT LENDING SERVICES CORPORATION

By:	/s/ Michael V. Monahan
	Name:	Michael V. Monahan
	Title:	Vice President

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

SUNTRUST BANK

By:	/s/ Kip Hurd
	Name:	Kip Hurd
	Title:	Vice President

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

UBS LOAN FINANCE LLC

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, U.S.

By:	/s/ Winslowe Ogbourne
	Name:	Winslowe Ogbourne
	Title:	Associate Director Banking Products Services, U.S.

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

CIBC INC.

By:	/s/ Jonathan Rabinowitz
	Name:	Jonathan Rabinowitz
	Title:	Executive Director CIBC World Markets Corp., as Agent

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Peter C. Connoy
	Name:	Peter C. Connoy
	Title:	Senior Vice President

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Gregory Shefrin
	Name:	Gregory Shefrin
	Title:	Director

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/s/ Russ Lyons
	Name:	Russ Lyons
	Title:	Director

[Second Amendment to Amended and Restated Credit Agreement Signature Page]

LENDER

HARRIS NESBITT FINANCING, INC.

By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Managing Director

[Second Amendment to Amended and Restated Credit Agreement Signature Page]